As filed with the Securities and Exchange Commission on September 28, 1999
                                                       Registration No. 33-97634
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------


                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


            Virginia                                    54-1589611
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                           101 Gateway Centre Parkway
                                   Gateway One
                          Richmond, Virginia 23235-5153
                                 (804) 267-8000
   (Address and telephone number of registrant's principal executive offices)


                         Russell W. Jordan, III, Esquire
                        LandAmerica Financial Group, Inc.
                           101 Gateway Centre Parkway
                                   Gateway One
                          Richmond, Virginia 23235-5153
                                 (804) 267-8000
            (Name, address and telephone number of agent for service)


                          Copies of Communications to:
                         Robert E. Spicer, Jr., Esquire
                     Williams, Mullen, Clark & Dobbins, P.C.
                        1021 East Cary Street, 16th Floor
                            Richmond, Virginia 23219
                                 (804) 643-1991

================================================================================

                              EXPLANATORY STATEMENT


         On October 2, 1995, LandAmerica Financial Group, Inc. 1 (the "Company") filed a Registration Statement on Form S-3 (Registration No. 33-97634), as amended by Amendment No. 1, filed November 1, 1995 (the "Registration Statement"), which registered 627,108 shares of the Common Stock, no par value, of the Company.

         Pursuant to Item 17 of the Registration Statement, the Company agreed to remove from such registration by means of a post-effective amendment any of the securities registered which remained unsold at the termination of the offering. This Post-Effective Amendment No. 1 to the Registration Statement
hereby removes from registration the remaining unsold portion of those registered securities, thereby terminating the Registration Statement as to such unsold securities.
















________________________

1  Formerly  Lawyers  Title  Corporation.   The  Company  changed  its  name  to
LandAmerica Financial Group, Inc. effective February 27, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, the Commonwealth of Virginia, on this 27th day of September, 1999.

                                           LANDAMERICA FINANCIAL GROUP, INC.

                                           /s/ Charles H. Foster, Jr.
                                           -------------------------------------
                                           Charles H. Foster, Jr.
                                           Chairman and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                                 Title                             Date
              ---------                                 -----                             ----

      /s/ Charles H. Foster, Jr.             Chairman and Chief Executive          September 27, 1999
----------------------------------------         Officer and Director
        Charles H. Foster, Jr.               (Principal Executive Officer)


        /s/ Janet A. Alpert                     President and Director             September 27, 1999
----------------------------------------
          Janet A. Alpert


                   *                         Executive Vice President and          September 27, 1999
----------------------------------------        Chief Financial Officer
           G. William Evans                  (Principal Financial Officer)


                   *                           Senior Vice President -             September 27, 1999
----------------------------------------        Corporate Controller
          John R. Blanchard                (Principal Accounting Officer)


                                                       Director                    September 27, 1999
----------------------------------------
           Herbert Wender



              Signature                                 Title                             Date
              ---------                                 -----                             ----


                   *                                   Director                    September 27, 1999
----------------------------------------
      Theodore L. Chandler, Jr.


                                                       Director                    September 27, 1999
----------------------------------------
           Michael Dinkins


                   *                                   Director                    September 27, 1999
----------------------------------------
             James Ermer


           /s/ John P. McCann                          Director                    September 27, 1999
----------------------------------------
            John P. McCann


                   *                                   Director                    September 27, 1999
----------------------------------------
          J. Garnett Nelson


                   *                                   Director                    September 27, 1999
----------------------------------------
       Robert F. Norfleet, Jr.


          /s/ Eugene P. Trani                          Director                    September 27, 1999
----------------------------------------
           Eugene P. Trani


                   *                                   Director                    September 27, 1999
----------------------------------------
         Marshall B. Wishnack


                                                       Director                    September 27, 1999
----------------------------------------
         Robert M. Steinberg


                                                       Director                    September 27, 1999
----------------------------------------
         Lowell C. Freiberg



              Signature                                 Title                             Date
              ---------                                 -----                             ----


                                                       Director                    September 27, 1999
----------------------------------------
          George E. Bello


         * Russell W. Jordan, III, by signing his name hereto, signs this document on behalf of each of the persons indicated by an asterisk above pursuant to powers of attorney duly executed by such persons and previously filed with the Securities and Exchange Commission as part of the Registration Statement.


                                            /s/ R.W. Jordan, III
                                            ------------------------------------
                                            Russell W. Jordan, III
                                            Attorney-in-Fact